Exhibit 99.2 To innovate the future of cancer care to cure patients and preserve organ function October 17, 2024 1

Legal disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as may , anticipate , believe , could', expect , should , plan , intend , estimate , will , potential and ongoing , among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and our research and development programs; statements regarding our expectations for an improved quality of life of patients after treatment with bel-sar and changes to the treatment paradigm for patients; statements regarding our beliefs and expectations for the high unmet medical need for an effective local treatment in urologic oncology to preserve organ function; and the size and growth potential of the markets for our product candidates and our ability to serve those markets. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC, which are available on the SEC's website at www.sec.gov. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA) or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. 2 2

Urologic oncology key opinion leaders participating on today’s call Neal Shore, MD, FACS Gary Steinberg, MD, Max Kates, MD Joe Jacob, MD, MCR Carolina Urologic Johns Hopkins Syracuse University FACS Research Center RUSH University 3 3

Aura leadership participating on today’s call Sabine Brookman- Elisabet de los Pinos, Jill Hopkins, MD Joseph McQuaid, MD Director, Clinical May, MD PhD Chief Medical Officer Development Urologic SVP, Therapeutic Area Founder and CEO And President of R&D Oncology Head Urologic Oncology 4 4

Cancer cases are predicted to increase by 77% by 2050 as our population ages and 1 grows Large increase in the number of Growing need for function- early-stage cancers requiring preserving, organ-sparing, treatment options with improved local therapies that can benefit-risk profile intercept the course of disease 1. World Health Organization. Global cancer burden growing, amidst mounting need for services. 2024. Available at: Global cancer burden growing, amidst mounting need for services (who.int) [Accessed October 1, 2024]. 5 5 5

Virus-like drug conjugates have the potential to transform early cancer treatment

Unique tumor selectivity
Targets a key receptor molecule expressed in the early stages of malignant tumor transformation

Dual MOA
Targeted cytotoxicity and immune activation; potential to generate lasting anti-tumor T-cell memory



Tumor and mutation-agnostic
>100 cell lines
>15 animal tumor models

High potency
~200 cytotoxic molecules per VLP; demonstrated picomolar efficacy in multiple animal tumor models

Positive clinical data in multiple early-stage local cancers
- **Choroidal melanoma:** Positive phase 2 data; phase 3 ongoing
- **NMIBC:** Positive early phase 1 data; phase 1 ongoing

Favorable safety profile
No treatment-related SAEs and no DLTs reported in bel-sar Phase 2 choroidal melanoma trial

DLT, dose-limiting toxicity; **MOA**, mechanism of action; **NMIBC**, non-muscle-invasive bladder cancer; **SAE**, serious adverse event; **VLP**, virus-like particle.

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AU-011 has a novel dual mechanism of action

Disruption of the tumor cell membrane and pro-immunogenic cell death by necrosis leads to T cell activation and immune-mediated tumor cell killing

VLPs bind to macrophages, B cells, dendritic cells and neutrophils and are capable of **stimulating antigen-presenting cells** through TLR-4 engagement and NFk-β production



689nm light
VDC
VDCs bound to HSPGs on tumor cells
Tumor cells
Reactive oxygen species disrupts cell membrane and organelles
Tumor cell
MECHANISM 1
Tumor cell necrosis after light activation
Damaged tumor cells release neoantigens and damage-associated molecular patterns (DAMPs)
Neoantigens
DAMPs
CD8+ T cell
Memory T cell
CD4+ T cell
MECHANISM 2
Immune-mediated tumor cell killing
Activation of antigen-presenting cells
Presentation of neoantigens to T cells
T cell activation and proliferation

Release of **DAMPs** induces **anti-tumor immunity**

AU-011 treatment is designed to be cytopathic to resident suppressor cells, reducing the immune-suppressive microenvironment and contributing to **anti-tumor immunity**

Kines RC, et al. *Int J Cancer.* 2016;138(4):901–11. Kines RC, et al. *Mol Cancer Ther.* 2018;17(2):565–74. Kines RC, et al. *Cancer Immunol Res.* 2021;9:693–706.
DAMPs, damage-associated molecular patterns; **HSPG**, heparan sulfate proteoglycan; **VDC**, virus-like drug conjugate; **VLP**, virus-like particle.

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Bladder cancer: High unmet medical need for function-preserving organ-sparing therapies

9th most common cancer worldwide[1]



>600,000
cases/year globally[1]

614,298 diagnosed in 2022[1]
(>7% increase from 2020)[1,2]

Ranked 13th for mortality[1]

One of the highest lifetime treatment costs of all cancers

>$6 billion
Annual cost of treatment in US[5]

Conventional bladder cancer treatments are suboptimal

- *Short- and long-term side effects*
- *Considerable impact on QoL*
- *Inadequate efficacy*
- *Multiple TURBT surgeries*
- *Disease progression/metastasis*
- *Loss of bladder/cystectomy*

84% **of patients do not complete a full course of BCG treatment[6]**

Patients are receiving fewer courses of BCG due to global shortage[7]


Cross section of bladder wall
BLADDER LUMEN
Tis
Ta
T1
T2
T3
T4
Urothelium
Lamina propria
Muscle
Serosa/Adventitia
NMIBC
MIBC


MIBC
25%
NMIBC
75%

The majority of bladder cancer patients present with NMIBC[3]

~70-80% of patients with NMIBC develop recurrence after treatment[8]

1. GLOBOCAN 2022. Bladder. Available at: https://gco.iarc.who.int/media/globocan/factsheets/cancers/30-bladder-fact-sheet.pdf. [Accessed October 1, 2024]. **2.** Sung H, et al. *CA Cancer J Clin*. 2021;71(3):209–49. **3.** Burger M, et al. *Eur Urol*. 2013;63(2):234–41. **4.** Flaig TW, et al. *J Natl Compr Canc Netw*. 2018;16(9):1041–53. **5.** Clark O, et al. *Pharmacoecon Open*. 2024 Aug 18. doi: 10.1007/s41669-024-00512-8. [Online ahead of print]. **6.** Lamm DL, et al. *J Urol*. 2000;163(4):1124-9. **7.** Shore ND, et al. *Urol Oncol*. 39(10):642–63. **8.** Shalata AT, et al. *Cancers (Basel)*. 2022;14(20):5019. **BCG**, Bacillus Calmette-Guerin; **MIBC**, muscle-invasive bladder cancer. **QoL**, quality of life; **TURBT,** transurethral resection of bladder tumor.

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High risk of recurrence and progression with current treatments for NMIBC



Low grade – low & intermediate risk
High risk papillary disease
High risk CIS – BCG unresponsive
Progression
42–84% of low-grade IR patients develop recurrence[4,5]
TURBT
Adjuvant therapy
BCG
Intravesical chemotherapy
recurrence
TURBT
Adjuvant therapy
BCG
Intravesical chemotherapy
recurrence
Adjuvant therapy
Intravesical gene therapy (Adstiladrin®)
Systemic immunotherapy (Keytruda®)
Intravesical immunotherapy (Anktiva®)
Cystectomy
Prevalence[1–3]
Patients (US)[a]
(~80,000)
(~20,000)
(~4,000)

[a]Each figure represents 1000 persons.

1. Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. **2.** Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533-538. **3.** Internal Aura epidemiology of market size; data on file. **4.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **5.** van Rhijn BWG, et al. *Eur Urol.* 2009;56(3):430–42.

BCG, Bacillus Calmette-Guérin; **CIS**, carcinoma in situ; **IR,** intermediate risk; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor.

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Treatment goals Focal treatment with direct tumor cell killing AU-011 as a potential front-line immune Stimulate broad anti-tumor T cell response ablative therapy in NMIBC Front-line early intervention for local disease AU-011 has a dual mechanism of Decreased treatment burden with favorable action and can potentially safety profile reduce the treatment burden Reduce risk of recurrence and progression Avoid TURBT/operating room NMIBC, non–muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. 10

In-office procedure Local cystoscopic AU-011 administration administration of drug Laser light with standard activation and activation may be cystoscopy needle <5 minutes <10 minutes total laser time optimized for the urology clinic <15 minutes total procedure time Local administration of AU-011 is aligned with current practice Familiar procedures for urologists in urology offices Bladder injections (e.g. botox) and laser application are commonly used No general anesthesia AU-011 treatment may be feasible for patients with contraindications for general anesthesia/TURBT (e.g., comorbidities) No requirement for additional safety precautions in drug handling No viral replication or shedding TURBT, transurethral resection of bladder tumor. 11

Phase 1 trial of AU-011 in bladder cancer Review of early data from non-light activated and light-activated NMIBC cohorts

Window of opportunity study: AU-011 administered between scheduled biopsy and standard TURBT

Clinical response data up to 21 days; safety data up to 56 days

Treatment phase: Feasibility and efficacy

Day 1

Cystoscopy + biopsy

AU-011 injection

Pathology specimen

Day 2

Cystoscopy

Laser light activation

Day 9 ± 1 (Cohort A)

Day 14+7 (Cohort B+C)

Final cystoscopy

Standard of care: TURBT

Pathology specimen

Final efficacy evaluation

Follow-up phase: Safety

Day 56 ± 7

End of follow-up

Final safety evaluation

TURBT, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Phase 1 trial of AU-011 for bladder cancer designed to evaluate safety, feasibility, and mechanism of action

Single dose window of opportunity study in NMIBC all-comers

Histopathological assessment completed at time of standard of care TURBT

Part 1 (n=5) — **AU-011 alone**

Drug only (No light)
Total 100 µg
NMIBC (N=5)
50 µg at tumor base
50 µg within lamina propria

Part 2 (n=~10) — **AU-011 + focal light activation**

Cohort A: Drug + light
Total 100 µg
NMIBC (N=4)
50 µg at tumor base
50 µg within lamina propria

Cohort B: Drug + light
Total 100 µg
NMIBC (N=3)
100 µg at tumor base

Cohort C: Drug + light
Total 200 µg
NMIBC (N~3)
200 µg at tumor base

1 patient evaluable to date

Completed
Open for enrollment

Safety Review Board completed after each cohort. Patients followed for safety after TURBT to 56 days.

Study objectives	Safety & dose-limiting toxicity	Feasibility of technique	Focal distribution of AU-011	Focal necrosis	Markers of immune activation

NMIBC, non-muscle-invasive bladder cancer; **MoA**, mechanism of action; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient population: AUA risk classification and grade at screening


High-risk
Intermediate-risk
Low-risk
Low-grade
High-grade
Drug + light: Patient A2
Drug + light: Patient B1
Drug only: Patient 3
Drug + light: Patient A4
Drug + light: Patient B3
Drug only: Patient 4
Drug + light: Patient B2
Drug + light: Patient A3
Drug + light: Patient C1
Drug only: Patient 1
Drug only : Patient 5
Drug only: Patient 2
Drug + Light: Patient A1

AUA, American Urological Association.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Phase 1 trial of AU-011 for bladder cancer designed to evaluate safety, feasibility, and mechanism of action

Single dose window of opportunity study in NMIBC all-comers

Histopathological assessment completed at time of standard of care TURBT

Part 1 (n=5)	Part 2 (n~10)		
AU-011 alone	AU-011 + focal light activation		
Drug only (No light)	**Cohort A: Drug + light**	**Cohort B: Drug + light**	**Cohort C: Drug + light**
Total 100 µg	Total 100 µg	Total 100 µg	Total 200 µg
NMIBC (N=5)	NMIBC (N=4)	NMIBC (N=3)	NMIBC (N~3)
50 µg at tumor base 50 µg within lamina propria	50 µg at tumor base 50 µg within lamina propria	100 µg at tumor base	200 µg at tumor base
			1 patient evaluable

Completed

Open for enrollment

Safety Review Board completed after each cohort. Patients followed for safety after TURBT to 56 days.

Study objectives	Safety & dose-limiting toxicity	Feasibility of technique	Focal distribution of AU-011	Focal necrosis	Markers of immune activation

NMIBC, non-muscle-invasive bladder cancer; **MoA**, mechanism of action; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

16

Drug only: Treatment schedule

Total dose: 100 µg

- 50 µg into base of tumor
- 50 µg into lamina propria

Drug only without light activation (n=5)



BLADDER LUMEN
Injection of AU-011
AU-011 binds to the tumor
Urothelium
Lamina propria
Muscle



TURBT
Bladder
Tumor
Pathology

Day 1

- Evidence of non-invasive urothelial carcinoma
- Injection of AU-011 performed within tumor (50 µg) and below tumor (lamina propria; 50 µg)

Day 2

- Urologist performs TURBT to include injected lesion
- Sample sent to central pathology for H&E and AU-011 staining

H&E, hematoxylin and eosin; TURBT, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Drug only without light activation (n=5) Safety Data Event Grade Number of patients Adverse events (related to study drug) None None 0/5 Drug only: Adverse events (related to injection or laser procedure) Safety data 1 1/5 Hematuria • First in human in bladder – safety cohort as required by • No treatment emergent adverse events FDA related to study drug • No serious adverse events • No dose limiting toxicities ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. FDA, Food and Drug Administration 18

Phase 1 trial of AU-011 for bladder cancer designed to evaluate safety, feasibility, and mechanism of action

Single dose window of opportunity study in NMIBC all-comers

Histopathological assessment completed at time of standard of care TURBT

Part 1 (n=5)

AU-011 alone

Drug only (No light)
Total 100 µg
NMIBC (N=5)
50 µg at tumor base
50 µg within lamina propria

Part 2 (n~10)

AU-011 + focal light activation

Cohort A: Drug + light
Total 100 µg
NMIBC (N=4)
50 µg at tumor base
50 µg within lamina propria

Cohort B: Drug + light
Total 100 µg
NMIBC (N=3)
100 µg at tumor base

Cohort C: Drug + light
Total 200 µg
NMIBC (N~3)
200 µg at tumor base

Completed
Open for enrollment

Safety Review Board completed after each cohort. Patients followed for safety after TURBT to 56 days.

1 patient evaluable

Study objectives	Safety & dose-limiting toxicity	Feasibility of technique	Focal distribution of AU-011	Focal necrosis	Markers of immune activation

NMIBC, non-muscle-invasive bladder cancer; **MoA**, mechanism of action; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Cohorts A–C: Single-dose drug with light activation

Treatment schedule

Cohort A:

- 50 µg into base of tumor
- 50 µg into lamina propria

Cohort B:

- 100 µg into base of tumor

Cohort C:

- 200 µg into base of tumor

Cohort A–C: Single-dose drug with light activation (n=~10)


BLADDER LUMEN
Injection of AU-011
AU-011 binds to the tumor
Drug activation via infrared light
Tumor necrosis
Urothelium
Lamina propria
Muscle

TURBT



Pathology

Day 1

- Evidence of non-invasive urothelial carcinoma
- Injection of AU-011 performed within and below tumor (Cohort A) and within tumor (Cohort B/C)

Day 2

- Urologist performs light activation with 689 nm infrared light (75 J/cm^2)
- ~5 min duration

Day 3–7

Cohort A: Day 9 ± 1
Cohort B/C: Day 14+7

- Urologist performs TURBT in area where tumor used to be present
- Sample sent to central pathology for H&E and immune staining

H&E, hematoxylin and eosin; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Cohort A + B: Single-dose drug with light activation

Safety data

- No serious adverse events
- No dose limiting toxicities

Cohort A + B: Single-dose drug with light activation (n=7)[a]

Event	Grade	Number of patients
Adverse events (related to study drug)		
Nocturia	1	1/7
Urinary urgency	1	1/7
Adverse events (related to injection or laser procedure)		
Hematuria	1	1/7
Urinary blood clots	1	1/7
Nocturia	1	1/7
Urinary urgency	1	1/7

Favorable safety profile:
<10% of patients experienced Grade 1 TEAEs related to study drug; no Grade 2/3 adverse events related to study drug (n=12)

[a]Compiled safety data includes all completed light-activated cohorts (A and B). Data cutoff date of September 9, 2024.
TEAE, treatment-emergent adverse event.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Efficacy data: Ta low-grade

4/5 low-grade target tumors demonstrate complete response to AU-011

	Patient A1	Patient A3	Patient A4[c]	Patient B2	Patient C1[d]
Screening diagnosis	Single (Multiple at TURBT) Ta low-grade	Multiple Ta low-grade	Multiple Ta low-grade (2024) Ta high-grade (2023)	Multiple Ta low-grade	Multiple Ta low-grade
Screening AUA risk classification	Low	Intermediate	Intermediate	Intermediate	Intermediate
AU-011 dose/delivery	100 µg IT/IM	100 µg IT/IM	100 µg IT/IM	100 µg IT	200 µg IT
Clinical complete response: Target tumor[a]	✓	✓	✓	-	✓
Clinical complete response: Non-target tumor[a] (bladder urothelial field effect[b])	2/2	1/2	1/1	-	-
Immune response[e]: Target tumor	✓	✓	✓	✓	*pending*
Immune response[e]: Non-target tumor	✓	✓	✓	✓	*pending*
Necrosis	✓	✓	✓	-	*pending*
Visual changes on cystoscopy	✓	✓	-	✓	✓

[a]For purposes of this analysis, Clinical complete response defined as absence of tumor cells on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor cells in non-target lesions. [c]Previously treated tumor demonstrated high-grade disease but pathology at time of treatment revealed low-grade disease in non-target tumor. [d]Complete response (target tumor) based upon local pathology with central review ongoing; immune response and necrosis evaluations pending central review. [e] Immune response is defined by immunocyte infiltration on post-treatment histopathology.
AUA, American Urological Association; **IM**, intramural; **IT**, intratumoral; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

Cohorts A–C:
Single-dose drug with light activation

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Light-activated cohorts (A + B):

Strong evidence of immune-mediated mechanism of action

- **100% (7/7)** of target tumors showed **infiltration of effector CD8+ T and CD4+ cells**, as early as 7 days after laser activation
- **100% (7/7)** of non-target tumors[a] (in the five patients with available immune staining) showed **T cell infiltration**, supportive of a **bladder urothelial field effect**
- **Focal eosinophilic infiltration** was observed in **57% (4/7)** target tumors and in **14% (1/7)** non-target tumors, supportive of a **local innate immune response** to tumor necrosis
- **Generation of lymphoid follicles**[b] was observed in **71% (5/7)** target tumors, supportive of a **local adaptive immune response**

AU-011 showed evidence of producing pro-immunogenic changes in situ that have the potential to bridge, activate, and enhance adaptive immunity, consistent with its expected MOA

[a]Patients for which biopsies were available. [b]Organized aggregates of immune cells.
MOA, mechanism of action
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A1

64-year-old Caucasian male

Screening diagnosis: (2023)

- Single
- **Ta low-grade <3 cm**
- No CIS

Screening AUA risk classification: Low

Initial diagnosis: (2010)

- Single
- Ta low-grade <3 cm
- No CIS
- Low risk

Prior TURBT:

2011; 2012; 2018

Prior adjuvant therapies:

- MMC (2011)
- Tamoxifen (2016)
- Gemcitabine (2018)

Cohort A:

Single-dose drug with light activation

Complete clinical response visualized at time of TURBT confirmed with histopathologic evaluation

Example of papillary carcinoma (Ta)



H&E stain

Pre-injection bladder biopsy demonstrating low-grade papillary urothelial carcinoma; non-invasive

Papillary urothelial carcinoma

7 days after AU-011 treatment

Evidence of clinical complete response by absence of tumor cells, as well as immune activation, after single dose treatment in first patient


Immune infiltrate
Necrosis

Post-treatment TURBT demonstrating necrosis, inflammatory infiltrate, and no residual carcinoma. Circled region shows area of necrosis; arrow indicates edge of inflammatory infiltrate.

CIS, carcinoma in situ; H&E, hematoxylin and eosin; MMC, mitomycin C; TURBT, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A1

64-year-old Caucasian male

Screening diagnosis: (2023)

- Single
- **Ta low-grade <3 cm**
- No CIS

Screening AUA risk classification: Low

Initial diagnosis: (2010)

- Single
- Ta low-grade <3 cm
- No CIS
- Low risk

Prior TURBT:

2011; 2012; 2018

Prior adjuvant therapies:

- MMC (2011)
- Tamoxifen (2016)
- Gemcitabine (2018)

Cohort A:

Single-dose drug with light activation

Summary of pre-and-post treatment pathology: Single low-grade target lesion and two non-target lesions

Pre-treatment pathology	Post-treatment pathology
Target lesion: Clinical complete response	
Local pathology: • Papillary urothelial carcinoma, non-invasive, low-grade • Muscularis propria not identified *Note – no central pathology*	Central pathology: • Negative for urothelial carcinoma • Chronic inflammation
Non-target lesion A & B: Absence of tumor cells (2/2 lesions)	
Not applicable: • No pre-treatment specimen obtained	Central pathology: • Negative for urothelial carcinoma • Chronic inflammation

Clinical complete response (target lesion)[a]

Bladder urothelial field effect[b]

[a]Clinical complete response identified on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor in non-target lesions.
AUA, American Urological Association; **CIS,** carcinoma in situ; **MMC,** mitomycin C; **TURBT,** transurethral resection of bladder tumor.
ClinicalTrials.gov Identifier: NCT06007690; AU-011-301.

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Patient A1: AU-011 focal distribution, necrosis, and positive immune staining (target lesion)

Post-treatment


H&E
CD3
CD4
CD8

Cohort A:
Single-dose drug with light activation

No central pathology read available for pre-treatment; block lost at site.
H&E, hematoxylin and eosin.Clinicaltrials.gov identifier: NCT05483868; AU-011-102

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Patient A3

72-year-old Hispanic male

Screening diagnosis: (2024)
- Multiple
- Ta low-grade (<3 cm)
- No CIS

Screening AUA risk classification:
Intermediate

Initial diagnosis: (2019)
- Ta high-grade <3 cm
- No CIS
- Intermediate risk

Prior TURBT:
- 2019, 2020 (x2), 2021 (x2), 2023

Prior adjuvant therapies:
- BCG induction and maintenance (2020-2021)

Cohort A:
Single-dose drug with light activation

Complete clinical response visualized at time of TURBT confirmed with histopathologic evaluation


AU-011
injection
Biopsy

Pre-injection/pre-biopsy appearance of tumor on office cystoscopy



Post-injection edema and ecchymosis at injection site

AUA, American Urological Association; **BCG**, Bacillus Calmette-Guerin; **CIS**, carcinoma in situ; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3

72-year-old Hispanic male

Screening diagnosis: (2024)

- Multiple
- Ta low-grade (<3 cm)
- No CIS

Screening AUA risk classification: Intermediate

Initial diagnosis: (2019)

- Ta high-grade <3 cm
- No CIS
- Intermediate risk

Prior TURBT:

- 2019, 2020 (x2), 2021 (x2), 2023

Prior adjuvant therapies:

- BCG induction and maintenance (2020-2021)

Cohort A:
Single-dose drug with light activation

Summary of pre-and-post treatment pathology: Single low-grade target lesion and two non-target lesions

Pre-treatment pathology	Post-treatment pathology
Target lesion: Clinical complete response	
Central pathology: • Low-grade papillary urothelial carcinoma, non-invasive	Central pathology: • Negative for urothelial carcinoma • Acute and Chronic inflammation
Non-target lesion A and B: absence of tumor cells (A) / immune cell infiltration (B)	
LESION A Not applicable: Pre-treatment biopsy not completed	**LESION A** Central pathology: • Negative for urothelial carcinoma • Chronic inflammation
LESION B Not applicable: Pre-treatment biopsy not completed	**LESION B** Central pathology: • Papillary urothelial carcinoma; non-invasive • Low-grade • Additional findings: Cystitis cystica et glandularis

Clinical complete response (target lesion)[a]

Bladder urothelial field effect[b]

[a]Clinical complete response identified on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor in non-target lesions. **AUA,** American Urological Association; **BCG**, Bacillus Calmette-Guerin; **CIS**, carcinoma in situ; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3: AU-011 focal distribution, necrosis, and positive immune staining (target lesion) H&E CD3 CD4 CD8 Pre-treatment Post-treatment H&E, hematoxylin and eosin. Cohort A: Clinicaltrials.gov identifier: NCT05483868; AU-011-102. 29 Single-dose drug with light activation

Patient A3:
Post-treatment generation of secondary lymphoid follicles and increase in CD3, CD4, and CD8 infiltration

H&E: Pre-treatment



CD4: Pre-treatment



H&E: Post-treatment



CD4: Post-treatment



H&E, hematoxylin and eosin.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

Cohort A:
Single-dose drug with light activation

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Efficacy data: Ta high-grade

3/3 high-grade tumors demonstrated immune response to AU-011

	Patient A2	Patient B1	Patient B3
Screening diagnosis	Single Ta high-grade	Multiple Ta high-grade	Single Ta high-grade
Screening AUA risk classification	High	High	Intermediate
AU-011 dose/ delivery	100 µg IT/IM	100 µg IT	100 µg IT
Clinical complete response: Target tumor[a]	-	-	-
Clinical complete response: Non-target tumor[a] (bladder urothelial field effect[b])	NA	-	NA
Immune response[c]: Target tumor	✓	✓	✓
Immune response[c]: Non-target tumor	NA	✓	NA
Necrosis	-	-	-
Visual changes on cystoscopy	Tumor Visually Smaller	Tumor Visually Smaller	-

[a]Clinical complete response defined as absence of tumor cells on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor cells in non-target lesions.
[c]Immune response is defined by immunocyte infiltration on post-treatment histopathology
AUA, American Urological Association; **BCG**, Bacillus Calmette-Guerin; **CIS**, carcinoma in situ; **IM**, intramural; **IT**, intratumoral; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

Cohorts A + B:
Single-dose drug with light activation

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Summary

AU-011 demonstrated a favorable safety profile with robust clinical and immunological response in early data readout of 'all-comers' NMIBC patients

Favorable safety profile

Only Grade 1 Drug-Related Adverse Events Reported in <10% of Patients

No drug-related grade 2 or higher AEs; no SAEs or DLTs

Focal treatment with no systemic adverse events observed as of data cutoff

Rapid Immune activation

100% of patients showed immune cell infiltration in target and non-target lesions

Immune-mediated MOA and bladder urothelial field effect

Tumor shrinkage and clinical response

Positive early data show 4/5 patients with low-grade disease had a complete clinical response

Single low-dose of AU-011 showed multiple clinical complete responses in target and non-target tumors

Development plan

Continued development of AU-011 with planned phase 1 trial expansion to test additional doses and treatment regimen

In parallel, prepare for a phase 2 trial to further evaluate bel-sar's clinical activity and durability of response

AE, adverse event; **DLT**, dose-limiting toxicity; **DOR**, duration of response; **MOA**, mechanism of action; **NMIBC**, non-muscle-invasive bladder cancer; **SAE**, serious adverse event.
ClinicalTrials.gov Identifier: NCT06007690; AU-011-301.

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Appendix

Anti-tumor immunity: Treating beyond the target Preclinical development

Where does AU-011 fit in the cancer immunity cycle and the TME sub-cycle?



③
Priming and activation (APCs & T cells)
④
Trafficking of T cells to tumors (CTLs)
⑤
Infiltration of T cells into tumors and stroma
Evidence of secondary (activated) follicles in tumor stroma supportive of local adaptive immune response
Ⓑ
Interaction with iimmune cells (dispersed, aggregates, TLS)
Ⓐ
Accumulation of activated T cells in and through stroma
Cancer antigen presentation (dendritic cells/ APCs)
②
LYMPH NODE
BLOOD VESSEL
TUMOR
Maintained effector state and function
Ⓒ
Recognition of cancer cells by T cells
⑥
Photoactivation of AU-011 generates ROS, resulting in necrotic cell death of tumor cells bound by AU-011.
This releases tumor neoantigens and DAMPs, driving a robust immunogenic response and kickstarting the cancer immunity cycle.
Release of cancer cell antigens (cancer cell death)
①
Killing of cancer cells (Immune and cancer cells)
⑦
Depletion of tumor-resident immunosuppressive cell types such as TAMs, MDSC, iDC etc. (shown pre-clinically; not yet shown in clinic), relieves tumor immunosuppression, enabling an effective anti-tumor response

Modified from: Mellman I, et al. *Immunity*. 2023;56(10):2188–205.

APC, antigen-presenting cell; **CTL**, cytotoxic T lymphocyte; **DAMPs**, damage-associated molecular patterns; **iDC**, immature dendritic cell; **MDSC**, myeloid-derived suppressor cell; **ROS**, reactive oxygen species; **TAM**, tumor-associated macrophage; **TLS**, tertiary lymphoid structures; **TME**, tumor microenvironment.

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Role of CD4+ and CD8+ T-cells at time of treatment and time of tumor rechallenge in the TC-1 syngeneic murine tumor model Depletion at the time of treatment Depletion at the time of rechallenge Implant TC-1 Implant TC-1 Rechallenge with 3 3 Tumor volume: 50mm Tumor volume: 50mm tumor cells tumor cells TC-1 tumor cells Day: -100 -93 -90 -87 +10 -1 0 +1 +3 +17 Day: 0 7 9 10 11 13 20 100 100 100 Isotype Naïve 80 80 Isotype anti-CD4 anti-CD4 anti-CD8 60 60 anti-CD8 40 40 20 20 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 ▲▲▲▲ Day post tumor Days post tumor ▲▲▲▲▲ challenge * * * implantation Intravenous AU-011 NIR treatment Depleting or matched isotype Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. NIR, near-infrared. 37 Percent survival Percent survival

Tumor growth Syngeneic mouse tumor bladder model • MB49 model in C57BL/6 mice 1400 Control • N = 8–10/group Robust pre-clinical anti-PD-1 1200 AU-011 Anti-PD-1 anti-PD-1 + AU-011 1000 activity in bladder • Mouse equivalent of pembrolizumab • 100 µg administered 3 times every 3 days (IP) 800 cancer both as a 600 AU-011 AU-011 single dose • 100 µg as a single dose (IV) 400 2 single agent and in • All groups treated with NIR (50 J/cm ) 200 All animals that survived the first treatment were rechallenged combination with 0 and survival was evaluated up to 100 days after rechallenge 0 7 14 21 28 35 42 Days post tumor-implantation checkpoint inhibitors Survival Survival after rechallenge AU-011 treatment impacts 100 100 primary and distant tumors, overall survival, and induction of 80 80 durable immunological memory Control 60 60 anti-PD-1 • Treatment resulted in complete Control (naive) AU-011 AU-011 response and prevented tumor growth anti-PD-1 + AU-011 40 40 anti-PD-1 + AU-011 after rechallenge 20 20 • Data supports potential prevention of metastatic disease 0 0 0 25 50 75 100 0 25 50 75 100 Day post-treatment Days post-challenge Kines RC, et al. Cancer Immunol Res. 2021;9:693–706. IP, intraperitoneal; IV, intravenous; NIR, near-infrared. 38 3 Tumor volume, mm (mean±SEM) Survival, % Survival, %

Patient A1: Single-dose drug with light activation Immunohistochemistry

		Target lesion		Non-target lesion A		Non-target lesion B	
Stain		Pre-treatment	Post-treatment	Pre-treatment	Post-treatment	Pre-treatment	Post-treatment
AU-011		NA	Absent	NA	Absent	NA	Absent
Necrosis		NA	Present	NA	Absent	NA	Absent
CD3	Intratumoral	NA	NA	NA	NA	NA	NA
	Stromal	NA	Moderate	NA	Moderate	NA	Moderate
	Benign urothelial	NA	NA	NA	Mild	NA	Mild
	Lymphoid follicle	NA	Marked	NA	Marked	NA	Marked
CD4	Intratumoral	NA	NA	NA	NA	NA	NA
	Stromal	NA	Moderate	NA	Moderate	NA	Moderate
	Benign urothelial	NA	NA	NA	Absent	NA	Absent
	Lymphoid follicle	NA	Marked	NA	Marked	NA	Marked
CD8	Intratumoral	NA	NA	NA	NA	NA	NA
	Stromal	NA	Mild	NA	Mild	NA	Mild
	Benign urothelial	NA	NA	NA	Mild	NA	Mild
	Lymphoid follicle	NA	Moderate	NA	Moderate	NA	Moderate
CD45	Intratumoral	NA	NA	NA	NA	NA	NA
	Stromal	NA	Marked	NA	Moderate	NA	Moderate
	Benign urothelial	NA	NA	NA	Mild	NA	Mild
	Lymphoid follicle	NA	Marked	NA	Marked	NA	Marked

NA, not applicable.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3: Single-dose drug with light activation Immunohistochemistry

		Target lesion (biopsy)		Target lesion (TURBT)		Non-target lesion A		Non-target lesion B	
Stain		Pre-treatment	Post-treatment	Pre-treatment	Post-treatment	Pre-treatment	Post-treatment	Pre-treatment	Post-treatment
AU-011		Absent	Present	Absent	Absent	NA	Absent	NA	Absent
Necrosis		Absent	Absent	Absent	Present	NA	Absent	NA	Absent
CD3	Intratumoral	Mild	NA	Mild	NA	NA	NA	NA	Mild
	Stromal	Mild	Moderate	Mild	Moderate	NA	Mild	NA	Mild
	Benign urothelial	Mild	Mild	Mild	Mild	NA	Mild	NA	Mild
	Lymphoid follicle	NA	Marked	NA	Marked	NA	NA	NA	NA
CD4	Intratumoral	Absent	NA	Absent	NA	NA	NA	NA	Absent
	Stromal	Mild	Moderate	Mild	Moderate	NA	Mild	NA	Mild
	Benign urothelial	Absent	Mild	Absent	Mild	NA	Absent	NA	Mild
	Lymphoid follicle	NA	Marked	NA	Marked	NA	NA	NA	NA
CD8	Intratumoral	Mild	NA	Mild	NA	NA	NA	NA	Mild
	Stromal	Mild	Mild	Mild	Mild	NA	Mild	NA	Mild
	Benign urothelial	Mild	Mild	Mild	Mild	NA	Mild	NA	Mild
	Lymphoid follicle	NA	Mild	NA	Mild	NA	NA	NA	NA
CD45	Intratumoral	Mild	NA	Mild	NA	NA	NA	NA	Mild
	Stromal	Mild	Moderate	Mild	Moderate	NA	Moderate	NA	Moderate
	Benign urothelial	Mild	Mild	Mild	Mild	NA	Mild	NA	Mild
	Lymphoid follicle	NA	Marked	NA	Marked	NA	NA	NA	NA

NA, not applicable; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3

72-year-old Hispanic male

Screening diagnosis: (2024)
- Multiple
- **Ta low-grade (<3 cm)**
- No CIS

Screening AUA risk classification: **Intermediate**

Initial diagnosis: (2019)
- Ta high-grade <3 cm
- No CIS
- Intermediate risk

Prior TURBT:
- 2019, 2020 (x2), 2021 (x2), 2023

Prior adjuvant therapies:
- BCG induction and maintenance (2020-2021)

Cohort A:
Single-dose drug with light activation

Secondary (activated) lymphoid follicle: Capable of generating tissue-specific, adaptive immune responses



- Secondary lymphoid follicles form ectopically at sites of chronic inflammation and antigenic stimulation
- Lymphoid follicles are widely reported in colorectal and ovarian carcinoma, suggestive of ongoing B-cell expansion and a favorable prognosis

AUA, American Urological Association; **BCG,** Bacillus Calmette-Guerin; **CIS,** carcinoma in situ; **TURBT,** transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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